                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY


     Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2000, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 5th day of April, 2001.

DAVID R. ANDREWS                        DAVID M. LAWRENCE
--------------------------              --------------------------------
David R. Andrews                        David M. Lawrence, MD


DAVID A. COULTER                        MARY S. METZ
--------------------------              --------------------------------
David A. Coulter                        Mary S. Metz


C. LEE COX                              CARL E. REICHARDT
--------------------------              --------------------------------
C. Lee Cox                              Carl E. Reichardt


WILLIAM S. DAVILA                       BARRY LAWSON WILLIAMS
--------------------------              --------------------------------
William S. Davila                       Barry Lawson Williams


ROBERT D. GLYNN, JR.
--------------------------
Robert D. Glynn, Jr.

                               POWER OF ATTORNEY


          ROBERT D. GLYNN, JR., the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2000, required by
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 5th day of April, 2001.


                                        ROBERT D. GLYNN, JR.
                                        --------------------------------
                                        Robert D. Glynn, Jr.

                               POWER OF ATTORNEY

          PETER A. DARBEE, the undersigned, Senior Vice President, Chief Financial Officer, and Treasurer of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President, Chief Financial Officer, and Treasurer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2000, required by
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 5th day of April, 2001.


                                      PETER A. DARBEE
                                      ------------------------------
                                      Peter A. Darbee

                               POWER OF ATTORNEY


          CHRISTOPHER P. JOHNS, the undersigned, Vice President and Controller of PG&E Corporation, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2000, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 5th day of April, 2001.


                                      CHRISTOPHER P. JOHNS
                                      ---------------------------
                                      Christopher P. Johns

                               POWER OF ATTORNEY


          Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2000, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, we have signed these presents this 5th day of April, 2001.


DAVID R. ANDREWS                   DAVID M. LAWRENCE, MD
------------------------           --------------------------
David R. Andrews                   David M. Lawrence, MD


DAVID A. COULTER                   MARY S. METZ
------------------------           --------------------------
David A. Coulter                   Mary S. Metz


C. LEE COX                         CARL E. REICHARDT
------------------------           --------------------------
C. Lee Cox                         Carl E. Reichardt


WILLIAM S. DAVILA                  GORDON R. SMITH
------------------------           --------------------------
William S. Davila                  Gordon R. Smith


ROBERT D. GLYNN, JR.               BARRY LAWSON WILLIAMS
------------------------           --------------------------
Robert D. Glynn, Jr.               Barry Lawson Williams

                               POWER OF ATTORNEY


          GORDON R. SMITH, the undersigned, President and Chief Executive Officer of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as President and Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2000, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 5th day of April, 2001.



                                   GORDON R. SMITH
                                   ------------------------------
                                   Gordon R. Smith

                               POWER OF ATTORNEY


          KENT M. HARVEY, the undersigned, Senior Vice President - Chief Financial Officer and Treasurer of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President - Chief Financial Officer and Treasurer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2000, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 5th day of April, 2001.



                                   KENT M. HARVEY
                                   ------------------------------
                                   Kent M. Harvey

                               POWER OF ATTORNEY


          DINYAR B. MISTRY, the undersigned, Vice President - Controller of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President - Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2000, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 5th day of April, 2001.



                                        DINYAR B. MISTRY
                                        ---------------------
                                        Dinyar B. Mistry